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                                                                 EXHIBIT NO. 21

                        MERCANTILE BANCORPORATION INC.
                                 SUBSIDIARIES
                            AS OF FEBRUARY 20, 1997

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                                                                                                           STATE OR
              SUBSIDIARY                                                                                 JURISDICTION
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Mercantile Insurance Services, Inc.                                                                        Missouri
Supplemental Monetary Transfer System                                                                      Missouri
Ameribanc, Inc.                                                                                            Missouri
  Mercantile Bank of North Central Missouri                                                                Missouri
  Mercantile Bank of Pike County                                                                           Missouri
  Mercantile Bank of Trenton                                                                               Missouri
  Mercantile Bank of Northwest Missouri                                                                    Missouri
  Mercantile Bank of Western Missouri                                                                      Missouri
  Mercantile Bank of Missouri Valley                                                                       Missouri
  Mercantile Trust Company National Association                                                         United States
  Mercantile Bank of Memphis                                                                               Missouri
  Mercantile Bank of Kansas City                                                                           Missouri
    MBTC Services, Inc.                                                                                     Kansas
  Mercantile Bank of Plattsburg                                                                            Missouri
  Mercantile Bank of Illinois                                                                              Illinois
    Metro Financial Service Corporation Inc.                                                               Illinois
  Mercantile Bank of South Central Missouri                                                                Missouri
    SoMo Investment Company, Inc.                                                                          Missouri
    South Central Investments Inc.                                                                         Illinois
      South Central Financial L.L.C.                                                                       Illinois
  Mercantile Bank of Central Missouri                                                                      Missouri
    Central Investments Inc.                                                                               Illinois
      Central Financial L.L.C.                                                                             Illinois
  Mercantile Bank of Southeast Missouri                                                                    Missouri
    Southeast Investments Inc.                                                                             Illinois
      Southeast Financial L.L.C.                                                                           Illinois
  Mercantile Bank of Joplin                                                                                Missouri
    Westmo Investments Inc.                                                                                Illinois
      Western Financial L.L.C.                                                                             Illinois
  Mercantile Bank of Topeka                                                                                 Kansas
    Mercantile Financial of Topeka Inc.                                                                     Kansas



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  Mercantile Bank of St. Joseph                                                                            Missouri
    Northern Investments Inc.                                                                              Illinois
      Northern Financial L.L.C.                                                                            Illinois
  Mercantile Bank (Kansas/Kansas City)                                                                      Kansas
    Kansas Trust Company                                                                                    Kansas
    Kaw Valley Building Corporation, Inc.                                                                   Kansas
    Mercantile Financial of Kansas, Inc.                                                                    Kansas
      Mercantile Financial of Kansas L.L.C.                                                                 Kansas
  Mercantile Bank of Illinois National Association                                                      United States
  Mercantile Bank of Southern Illinois                                                                     Illinois
  TODAY'S BANK-EAST                                                                                        Illinois
    Today's Mortgage Source Inc.                                                                           Illinois
    Today's Financial Services Company                                                                     Illinois
      Today's Trust Company                                                                                Illinois
      Today's Capital Management Group Inc.                                                                Illinois
  Mercantile Bank of Dubuque National Association                                                       United States
  Mercantile Bank of Arkansas                                                                              Arkansas
    Security Service Corporation                                                                           Arkansas
  Mercantile Bank FSB                                                                                   United States
    Shafer Farm Joint Venture                                                                                Iowa
    S&L Service Corporation                                                                                  Iowa
    Mercantile Realty, Inc.                                                                                  Iowa
  Mercantile Bank of Eastern Iowa                                                                            Iowa
    Waterloo Realty Company, Inc.                                                                            Iowa
  Mercantile Bank of Western Iowa                                                                            Iowa
    Western Iowa Realty Company, Inc.                                                                        Iowa
    Mercantile Leasing Corporation                                                                           Iowa
    Hawkeye Investment Center, Inc.                                                                          Iowa
  TODAY'S BANK-WEST                                                                                        Illinois
  First National Bank of Salem                                                                          United States
    Financial Ideas, Inc.                                                                                  Missouri
  MidAmerican Insurance Agency, Inc.                                                                        Kansas
  Mississippi Valley Life Insurance Company                                                                Arizona
  Alton Downtown Parking, Inc.                                                                             Illinois
  D.D. Development of Sterling Limited Partnership                                                         Illinois
  Mercantile Guaranteed Loans, Inc.                                                                          Iowa
  Mercantile Service Corp.                                                                                   Iowa
  Mercantile Bank of Sterling/Rock Falls National Association                                           United States

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
  Mercantile Bank National Association (St. Louis)                                                      United States
    Mercantile Community Development Corp.                                                                 Missouri
    Sangamon Investment Company                                                                            Missouri
    Mercantile Business Credit, Inc.                                                                       Missouri
    Mississippi Valley Advisors Inc.                                                                       Missouri
    Mercantile Investment Services, Inc.                                                                   Missouri
    Metropolitan Savings Service Corporation                                                               Missouri
      Lending Express, L.P.                                                                                Missouri
    Mercantile Bank International                                                                          Missouri
      Mercantile Trade Services Limited                                                                    Missouri
    Manley Investment Services, Inc.                                                                       Missouri
      Mercantile Mortgage Investment Company, Inc.                                                         Missouri
    Mercantile Center Associates                                                                           Missouri
      Mercantile Center Redevelopment Corp.                                                                Missouri
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